HANMI FINANCIAL CORPORATION Nasdaq: HAFC Cohen Bros. & Company First Annual Investors Conference March 18, 2005

Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2004. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Stock Summary Ticker Symbol: HAFC (Nasdaq) Recent Price1: $17.40 Shares Outstanding1: 49.6 million Market Capitalization1: $863 million Average Daily Volume2: 221,939 shares Trailing Twelve Months Price/Earnings Ratio3: 20.7 Annual Dividend: $0.20 per share Current Dividend Yield1: 1.15% 1. As of March 11, 2005 2. Three-month average daily volume as of March 11, 2005 3. Trailing twelve months through December 31, 2004

Company Profile A leader in a high-growth niche market serving the Korean-American and other ethnic communities The 14th largest bank headquartered in California with $3.1 billion in assets as of December 31, 2004 Strong asset growth: 5-year CAGR of 33.2%

Korean-American Market Overview One of the fastest growing ethnic groups 54% growth in the 1990s vs. 13% general population 5-year CAGR of publicly traded Korean-American banks1 as of December 31, 2004 Total assets: 25% Total loans: 29% Total deposits: 24% California has the highest Korean-American population in the US 40% out of total 2.2 million Highest rates of business ownership among ethnic groups 1 business per every 8 Korean-Americans A high degree of value placed on relationship-based business High savings rate (Sources: 2000 US Census, US Korean Embassy, SEC filings of each company, and 2001 SBA Report) 1Includes HAFC, NARA, WIBC, and PUBB for each year other than 2004. Year 2004 excludes PUBB due to the merger with HAFC.

Target Market Growth Drivers Increased wealth in the Korean-American community Continuing immigration trend from Korea Unstable political/economic situation in Korea Better education opportunity for immigrants' children Investment diversification Characteristics of recent Korean immigrants Higher net worth Better educated

Historical Highlights - Hanmi Bank 1982 -The first Korean-American bank founded by local Korean-Americans 2001 - IPO on NASDAQ 2004 -Acquired Pacific Union Bank, which was founded in 1974 2005 - Appointed Dr. Sung Won Sohn as President and CEO

Experienced Management Team Name Title Banking Experience Dr. Sung Won Sohn President and CEO 31 years Michael J. Winiarski SVP and CFO 25 years David W. Kim SVP and CAO 15 years Suki H. Murayama SVP and Regional Executive Officer 29 years Eunice U. Lim SVP and Acting CCO 24 years

Hanmi’s Business Focus Commercial and retail banking Primary focus: Korean-American community Cultivate banking relationships with other multi-ethnic communities Full suite of financial products and services Traditional depository, loan, and trade finance products Investment and insurance products Personalized customer service Customers have responded to our relationship-based business approach

Loan & Deposits Market Shares Hanmi: Nearly 50% market share among publicly traded Korean-American banks in California HAFC 0.45 NARA 0.15 CLFC 0.21 WIBC 0.19 Deposits Net Loans Note: As of December 31, 2004 based on SEC filings of each company. Excludes 30% of NARA's balances, which are not from California operations based on NARA's earning call. HAFC 0.44 NARA 0.16 CLFC 0.2 WIBC 0.2

Business Initiatives: 2004 Increased focus on profitability Margin expansion Transitioning into performance-based management Management realignment Retained high-performing senior executives Appointed experienced non-Koreans into key management positions Completed acquisition of a competitor - Pacific Union Bank Business relationship expansion through strategic alliance with a major Korean bank

Business Initiatives: 2005 Emphasis on sales culture Strengthen customer relationships via cross-selling Continued focus on profitability Realization of post-merger integration efficiencies Network expansion Shift towards fee-based products and services

($ in millions) 2000 2001 2002 2003 2004 Loans 620 820 1000 1270 2235 Deposits 940 1040 1290 1450 2529 Assets 1030 1160 1460 1790 3104
Financial Performance Consistent Balance Sheet Growth

Loan Portfolio As of December 31, 2004 Construction Loans 87855 Consumer Loans 169648 Commercial Real Estate Loans 1397124 C & I Loans 581917 Other Loans 26097

Specialty Lending Activities Robust SBA loan production 4th largest SBA lender in LA district in 2004 8th largest SBA lender in California in 2003 Specialized in low income housing lending $49 million low income housing loans booked in 2004 Sponsored six recipients of AHP grants awarded by the FHLB Trade finance Total loan exposure of $132 million Average loan balance of $72 million Syndication of loans $55 million in participation loans from transaction amounts totaling $206 million booked in 2004

Korean vs. Non-Korean Business 2000 2001 2002 2003 2004 Korean New Loans 221.1 245.7 287.4 344.5 452.4 Non-Korean New Loans 75.4 136.3 165.5 278.4 339.3 ($ in millions) Hanmi has extended service to neighboring ethnic communities. 45% 25% 43% 36% 37%

Sound Asset Quality Loan Loss Allowance/Gross Loans 2000 2001 2002 2003 6/26/1905 Hanmi 0.0178 0.0119 0.0114 0.0106 0.01 Non Performing Assets/Total Assets 2000 2001 2002 2003 6/26/1905 Hanmi 0.0025 0.0043 0.0044 0.0048 0.0019

Solid Deposits Franchise 2003 1Q 2003 2Q 2003 3Q 2003 4Q 2004 1Q 2004 2Q 2004 3Q 2004 4Q Non-interest bearing 400 440 460 480 490 760 720 730 Savings and money market 290 300 300 300 380 660 740 768 Certificates of deposit 650 720 740 670 610 930 950 1032 ($ in millions)

Deposits Composition Non-Interest Bearing 729583 TDs of $100,000 or More 756580 TDs of Less than $100,000 275120 Interest Bearing Demand and Savings 767524 As of December 31, 2004

Revenue Growth 2000 2001 2002 2003 2004 Net interest income 41.54 43.95 48.26 56.97 102 Non-interest income 12.11 12.53 13.19 15.05 20.14 ($ in millions)

Net Income and Diluted EPS Diluted EPS* 2000 2001 2002 2003 2004 Net Income 15.5 16.8 17 19.2 36.7 Net Income ($ in millions) 2000 2001 2002 2003 2004 Diluted EPS 0.57 0.6 0.6 0.67 0.84 *Reflects recent 2:1 stock split

Return on Average Equity / Assets ROA ROE 2000 2001 2002 2003 2004 ROE 0.1981 0.1756 0.1508 0.1451 0.1251 ROA 0.0178 0.0153 0.013 0.0118 0.0137 ROTE 0.2045 0.1798 0.1535 0.1475 0.2573 25.73%

Net Interest Margin Trend 2002 Q3 2002 Q4 2003 Q1 2003 Q2 2003 Q3 2003 Q4 2004 Q1 2004 Q2 2004 Q3 2004 Q4 NIM 0.0407 0.0376 0.0348 0.0361 0.0369 0.0373 0.0405 0.041 0.0442 0.0457 Wall Street Prime

Profitability Ratio Trends 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 Yield 4.99% 5.23% 5.29% 5.36% 5.79% 6.15% Cost of Funds 1.90% 1.78% 1.79% 1.79% 1.89% 2.19% Spread 3.09% 3.45% 3.50% 3.57% 3.90% 3.96% NIM 3.69% 3.99% 4.05% 4.10% 4.42% 4.57%

Efficiency Ratio Trend *5.57% *Reflects restructuring expenses related to the PUB merger 2002 Q4 2003 Q1 2003 Q2 2003 Q3 2003 Q4 2004 Q1 2004 Q2 2004 Q3 2004 Q4 Efficiency Ratio 0.5565 0.5374 0.528 0.5123 0.5131 0.4777 0.5181 0.5029 0.4951 Acquisition 0 0 0 0 0 0 0.0557 0.0087 *0.87%

PUB Merger Progress Integration substantially completed On track to achieve annualized cost savings of an estimated $10.9 million Finalized major MIS vendor relationships System conversion completed in August 5 branches closed Number of employees reduced to 521 from 670 Successful customer retention

Successful Customer Retention ($ in millions) December 31, 2003 April 30, 20041 June 30, 20042 September 30, 2004 December 31, 2004 Total Branch Deposits $789 $811 $748 $742 $755 Gross Loans $873 $876 $844 $824 $826 Former Pacific Union Bank 1Closing date of merger 2Reflects $54 million intentional non-profitable deposit run-off

Stock Performance Investing $100 (price reflects dividends) HAFC NASDAQ S & P Financials 12/1/2000 100 100 100 20.4 1/1/2004 115.11 112.23 99.57 31.6 2/1/2004 115.11 87.1 92.89 43.9 3/1/2004 117.02 74.49 90 4/1/2004 111.95 85.66 93.22 5/1/2004 116.01 85.43 96.79 6/1/2004 131.91 87.45 96.67 7/1/2004 156.71 82.05 94.98 8/1/2004 162.46 73.08 89.05 9/1/2004 138.44 60.67 83.67 10/1/2004 137.43 68.41 81.98 11/1/2004 147.46 78.14 87.7 12/1/2004 147.58 78.95 89.47 1/2/2004 160.77 78.28 87.88 2/2/2004 168.43 70.09 86.47 3/2/2004 188.61 74.69 92.12 4/2/2004 189.18 68.34 89.53 5/2/2004 199.66 65.4 89.24 6/2/2004 190.08 59.23 84.85 7/2/2004 165.61 53.76 77.99 1/2/2001 2/1/2001 3/1/2001 4/2/2001 5/1/2001 6/1/2001 7/2/2001 8/1/2001 9/4/2001 10/1/2001 11/1/2001 12/3/2001 1/2/2002 2/4/2002 3/1/2002 4/1/2002 5/1/2002 6/3/2002 7/1/2002 8/1/2002 9/3/2002 10/1/2002 11/1/2002 12/2/2002 1/2/2003 2/3/2003 3/3/2003 4/1/2003 5/1/2003 6/2/2003 7/1/2003 8/1/2003 9/2/2003 10/1/2003 11/3/2003 12/1/2003 1/2/2004 2/2/2004 3/1/2004 4/1/2004 5/3/2004 6/1/2004 7/1/2004 8/2/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/3/2005 2/1/2005 3/1/2005 HAFC 100 100 101.65 97.11 100.83 114.67 136.16 141.12 120.25 119.21 128.1 128.1 139.67 146.28 163.84 164.26 173.35 165.08 143.8 145.04 144.42 145.66 167.36 160.54 164.46 161.16 165.7 162.81 169.63 171.9 179.75 205.79 197.73 210.95 205.58 198.76 209.09 297.73 270.25 251.03 266.94 301.03 295.87 327.48 310.33 312.19 382.02 371.28 366.94 365.5 359.5 NASDAQ 100 77.61 66.37 76.32 76.12 77.92 73.11 65.11 54.06 60.96 69.63 70.34 69.75 62.45 66.55 60.89 58.27 52.77 47.9 47.42 42.27 47.96 53.33 48.17 47.64 48.24 48.37 52.81 57.56 58.53 62.57 65.29 64.45 69.69 70.7 72.25 74.52 73.21 71.92 69.25 71.65 73.85 68.07 66.29 68.41 71.23 75.62 78.46 74.38 74 73.63 S & P Financials 100 93.29 90.39 93.62 97.21 97.09 95.39 89.43 84.03 82.34 88.07 89.85 88.26 86.85 92.52 89.92 89.62 85.22 78.32 79.78 70.31 76.5 79.51 75.09 73.68 71.26 70.84 79.37 83.4 83.46 87.06 86.04 86.45 92.17 91.76 96.06 98.9 101.38 100.18 95.31 96.93 97.22 94.97 98.02 96.99 97.21 99.91 103.97 101.56 100.79 100.44 January 1, 2001 through March 11, 2005 $360 (Mar-05)

Compelling Investment Opportunity Dominant franchise in the attractive, high growth California-based Korean-American marketplace Proven expertise serving growing immigrant markets Experienced management team High quality loan portfolio coupled with attractive core deposit franchise Balance sheet well positioned to take advantage of a rising interest rate environment